UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2003

CSX CORPORATION

(Exact name of registrant as specified in its charter)

Virginia

(State or other jurisdiction of

incorporation or organization)

2-63273	62-1051971
(Commission File No.)	(I.R.S. Employer Identification No.)

500 Water Street, 15th Floor, Jacksonville, FL	32202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(904) 359-3200

N/A

(Former name or former address, if changed since date of last report)

ITEM 5.	OTHER EVENTS

On July 31, 2003, CSX Corporation (“CSX” or the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities Inc., as representative (the “Representative”) for the underwriters named therein (collectively, the “Underwriters”), for the public offering of $300,000,000 aggregate principal amount of the Company’s 5 1/2% Notes due 2013 (the “Notes”). The Notes will be issued pursuant to an indenture dated as of August 1, 1990 between the Company and JPMorgan Chase Bank, formerly The Chase Manhattan Bank, as trustee, as supplemented by a First Supplemental Indenture dated as of June 15, 1991, a Second Supplemental Indenture dated as of May 6, 1997, a Third Supplemental Indenture dated as of April 22, 1998, and a Fourth Supplemental Indenture dated as of October 30, 2001, and an Action of Authorized Pricing Officers dated July 31, 2003. The Notes have been registered under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration No. 333-103567) which was declared effective March 11, 2003. On August 1, 2003, the Company filed with the Securities and Exchange Commission, pursuant to Rule 424(b)(5) under the Act, its Prospectus, dated March 11, 2003, and Prospectus Supplement, dated July 31, 2003, pertaining to the offering and sale of the Notes.

On May 14, 2003, CSX entered into a $345 million, 364-day revolving credit agreement, which replaced a $300 million, 364-day agreement that was terminated as of May 14, 2003. A portion of this facility may be used to support the Company’s commercial paper. The facility may also be used for working capital and other general corporate purposes. Any borrowings under the credit agreement will accrue interest at (a) a variable rate that is equal to the greater of the prime rate and the Federal funds rate plus ½ of 1%, (b) a variable rate based on LIBOR, or (c) a fixed rate. CSX pays an annual fee to the participating banks of .125% per annum. The 364-day revolving credit agreement has customary representations and warranties, covenants and events of default. The facility requires CSX to maintain a minimum ratio of total debt to total capitalization. A copy of the 364-day revolving credit agreement is filed as Exhibit 99.1 to this report.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits required to be filed by Item 601 of Regulation S-K.

The following exhibits are filed as a part of this report.

1.1	Underwriting Agreement, dated July 31, 2003, among the Company and the Underwriters

4.1	Action of Authorized Pricing Officers dated July 31, 2003

4.2	Form of Note

5.1	Opinion of McGuireWoods LLP as to the validity of the Notes

12.1	Calculation of Ratio of Earnings to Fixed Charges

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23.1	Consent of McGuireWoods LLP contained in the opinion filed as Exhibit 5.1

99.1	364-Day Revolving Credit Agreement

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Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CSX CORPORATION

By:	/s/ David A. Boor
David A. Boor Vice President and Treasurer

Date: August 1, 2003

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EXHIBIT LIST

Exhibit	Description

1.1	Underwriting Agreement, dated July 31, 2003, among the Company and the Underwriters

4.1	Action of Authorized Pricing Officers dated July 31, 2003

4.2	Form of Note

5.1	Opinion of McGuireWoods LLP as to the validity of the Notes

12.1	Calculation of Ratio of Earnings to Fixed Charges

23.1	Consent of McGuireWoods LLP contained in the opinion filed as Exhibit 5.1

99.1	364-Day Revolving Credit Agreement

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